Other Assets (Other Assets) (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Prepaid expenses	$ 516	$ 399
Servicing assets	1,400	753
Net receivable due from SBA	226	318
Other	932	1,821
Total other assets	3,063	3,291
SBA Servicing Asset [Member]
Servicing assets	515	404
Mortgage Servicing Asset [Member]
Servicing assets	$ 874	$ 349